Exhibit 77(q)(1)

Exhibits

(a)(1)  Articles Supplementary dated January 29, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the creation of Class S2 shares of  ING BlackRock Global Science and Technology Portfolio - Filed as an Exhibit to Post Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(a)(2)  Articles Supplementary dated February 18, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the increase in authorized shares for ING Russell LargeCap Index Portfolio – Filed as an Exhibit to Post Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(a)(3)  Articles Supplementary dated March 18, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the creation of ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio, ING Russell Large Cap Value Index Portfolio and ING Russell Mid Cap Growth Index Portfolio and an increase of authorized shares – Filed as an Exhibit to Post Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(a)(4)  Articles of Amendment dated April 9, 2009 and effective May 1, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 with regard to the name change of multiple Portfolios - Filed as an Exhibit to Post Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(a)(5)  Articles of Amendment dated June 22, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 regarding the dissolution of ING Morningstar U.S. Growth Index Portfolio - Filed as an Exhibit to Post Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 31, 2009 and incorporated herein by reference.

(a)(6)  Articles Supplementary dated June 30, 2009 to the Articles of Amendment and Restatement dated May 1, 2002 regarding the creation of ING Dow Jones Euro STOXX 50 Portfolio, ING FTSE 100 Index Portfolio, ING Japan Equity Index Portfolio and ING Nasdaq 100 Index Portfolio – Filed herein.

(e)(1)  Waiver Letter dated May 1, 2009 to the Amended and Restated Investment Management Agreement dated April 1, 2004 between ING Investments LLC and ING Variable Portfolios Inc. regarding ING Russell Large Cap Growth Index Portfolio, ING Russell Large Cap Value Index Portfolio, ING Russell Mid Cap Growth Index Portfolio and ING Hang Seng Index Portfolio – Filed herein.

(e)(2)  Amended Schedule A dated August 2009 to the Sub-Advisory Agreement between ING Investments LLC and ING Investment Management Co. dated March 1, 2002 - Filed as an Exhibit to Post Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(e)(3)  Sub-Advisory Agreement dated May 4, 2009 between ING Investments LLC and Neuberger Berman Fixed Income LLC  - Filed herein.